Exhibit 13(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Jean-Pierre Paquin, President (Principal Executive Officer) of BBH Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of BBH Partner Fund-Select Short Term Assets, BBH Partner Fund-Small Cap Equity, BBH Select Series-Mid Cap Fund, BBH Partner Fund- International Equity, BBH Limited Duration Fund, BBH Income Fund, BBH Select Series-Large Cap Fund, BBH Intermediate Municipal Bond Fund, and BBH U.S. Government Money Market Fund for the annual period ended October 30, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 10, 2022	/s/ Jean-Pierre Paquin
Jean-Pierre Paquin, President
(Principal Executive Officer)

Exhibit 13(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Charles H. Schreiber, Treasurer (Principal Financial Officer) of BBH Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of BBH Partner Fund-Select Short Term Assets, BBH Partner Fund-Small Cap Equity, BBH Select Series-Mid Cap Fund, BBH Partner Fund- International Equity, BBH Limited Duration Fund, BBH Income Fund, BBH Select Series-Large Cap Fund, BBH Intermediate Municipal Bond Fund, and BBH U.S. Government Money Market Fund for the annual period ended October 30, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 10, 2022	/s/Charles H. Schreiber
Charles H. Schreiber, Treasurer
(Principal Financial Officer)